UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2012

Atlas Energy, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-32953	43-2094238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-489-0006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 26, 2012, Atlas Energy, L.P. (“ATLS”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the following:

ARP Acquisition

On December 20, 2012, Atlas Resource Partners, L.P. (“ARP”), whose general partner is a wholly-owned subsidiary of ATLS, completed its previously announced acquisition of DTE Gas Resources, LLC (“DTE”) from DTE Energy Company for $257.4 million in cash (the “DTE Acquisition”).

APL Acquisition

On December 20, 2012, Atlas Pipeline Mid-Continent Holdings, LLC, a wholly-owned subsidiary of Atlas Pipeline Partners, L.P. (“APL”) whose general partner is a wholly-owned subsidiary of ATLS, completed the previously announced acquisition from Cardinal Midstream, LLC (“Cardinal”) of 100% of the equity interests in three wholly-owned subsidiaries for $603.4 million in cash, including purchase price adjustments (the “Cardinal Acquisition”).

This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements for DTE and Cardinal and to present certain unaudited pro forma financial information in connection with the DTE and Cardinal Acquisitions.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

•

DTE Gas Resources, LLC unaudited balance sheets as of September 30, 2012 and December 31, 2011, statements of operations, equity and cash flows and notes to the financial statements for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

•

DTE Gas Resources, LLC audited balance sheet as of December 31, 2011, statements of operations, equity and cash flows and notes to the financial statements for the year ended December 31, 2011, together with independent auditors’ report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

•

Cardinal Midstream, LLC unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and consolidated statements of operations, members’ interest and cash flows and notes to the financial statements for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

•

Cardinal Midstream, LLC audited consolidated balance sheet as of December 31, 2011, and consolidated statements of operations, members’ interest and cash flows and notes to the financial statements for the year ended December 31, 2011, together with independent auditors’ report thereon, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of ATLS as of September 30, 2012, and the related pro forma consolidated combined statements of income for the nine months ended September 30, 2012 and the year ended December 31, 2011 are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

23.1	Consent of Grant Thornton LLP

23.2	Consent of Deloitte & Touche LLP

99.1	DTE Gas Resources, LLC unaudited balance sheets as of September 30, 2012 and December 31, 2011, statements of operations, equity and cash flows and notes to the financial statements for the nine months ended September 30, 2012 and 2011

99.2	DTE Gas Resources, LLC audited balance sheet as of December 31, 2011, statements of operations, equity and cash flows and notes to the financial statements for the year ended December 31, 2011, together with independent auditors’ report thereon

99.3	Cardinal Midstream, LLC unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and consolidated statements of operations, members’ interest and cash flows and notes to the financial statements for the nine months ended September 30, 2012 and 2011

99.4	Cardinal Midstream, LLC audited consolidated balance sheet as of December 31, 2011, statements of operations, members’ interest and cash flows and notes to the financial statements for the year ended December 31, 2011, together with independent auditors’ report thereon

99.5	Unaudited pro forma consolidated combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2013	ATLAS ENERGY, L.P.

By: Atlas Energy GP, LLC, its general partner

	By:	/s/ Sean P. McGrath
	Name:	Sean P. McGrath
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

23.2	Consent of Deloitte & Touche LLP

99.1	DTE Gas Resources, LLC unaudited balance sheets as of September 30, 2012 and December 31, 2011, statements of operations, equity and cash flows and notes to the financial statements for the nine months ended September 30, 2012 and 2011

99.2	DTE Gas Resources, LLC audited balance sheet as of December 31, 2011, statements of operations, equity and cash flows and notes to the financial statements for the year ended December 31, 2011, together with independent auditors’ report thereon

99.3	Cardinal Midstream, LLC unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and consolidated statements of operations, members’ interest and cash flows and notes to the financial statements for the nine months ended September 30, 2012 and 2011

99.4	Cardinal Midstream, LLC audited consolidated balance sheet as of December 31, 2011, statements of operations, members’ interest and cash flows and notes to the financial statements for the year ended December 31, 2011, together with independent auditors’ report thereon

99.5	Unaudited pro forma consolidated combined financial statements